1

UBS AG London Branch
5 Broadgate
London
EC2M 2QS
Allen & Overy LLP
One Bishops Square
London

E1 6AD

United Kingdom
Tel +44 (0)20 3088 0000
Fax +44 (0)20 3088 0088
Our ref 0036335 - 0000808
22 October 2021
Dear Sir or Madam

UBS London Branch SEC registration as a non-resident security-based swap dealer

1.

BACKGROUND
1.1

We

understand that UBS AG (
UBS ), a bank authorised in Switzerland, is seeking to register with the
United States

(
US
) Securities

and Exchange

Commission (
SEC
) as

a non-resident

security-based swap
( SBS ) dealer ( SBSD ).
1.2

To

register as an SBSD

with the SEC, a

non-resident SBSD
1

such as UBS must

attach an opinion of
counsel to Form SBSE, SBSE-A or SBSE-BD affirming that the SBSD can, as a matter of law:
(a)

provide the

SEC with

prompt access

to the

relevant books

and records

as defined

in paragraphs
3.3

to
3.5

(
Covered Books and Records
); and

(b)

submit to on-site

inspection and examination

of its Covered

Books

and Records by

the SEC
( On-Site Inspection ).
1.3

Associated persons of UBS located in

the UK who effect

SBS transactions on behalf of UBS will

be
employed

by

UBS.

UBS

will

maintain

certain

Covered

Books

and

Records

in

its

London

Branch
( UBSLB ), which is authorised in the United Kingdom ( UK ).
1.4

You

have asked

us to

issue an

opinion affirming

that UBSLB

will be

able to

provide the

SEC with
prompt access

to its

books and

records and

submit to

On-Site Inspection

by the

SEC in

accordance
with paragraph
1.2 above.

1.5

This opinion is structured as follows:
(a)

Section
2
:
summary of opinion;

(b)

Section
3
:
scope, assumptions and qualifications
;

1
    In the case of a corporation, an SBSD will be “non - resident” if it is incorporated in or has its principal place of business in any place not in the United States (see

17 Code of Federal

Regulations (
CFR
) § 240.15Fb2-4(a)(2)). As

UBS is incorporated in

Switzerland, UBS fulfils

this
definition of a “non-resident” SBSD.

Allen & Overy LLP is a limited liability partnership registered in

England and Wales with registered number OC306763.

It is authorised and regulated by the Solicitors Regulation Authority of

England
and Wales.

The term partner is used to refer to a member of Allen & Overy LLP or an employee or consultant with equivalent standing and qualifications.

A list of the members of Allen & Overy LLP
and of the non-members who are designated as partners is open to inspection at its registered office, One Bishops Square, London E1 6AD.
Allen & Overy LLP or

an affiliated undertaking has an office

in each of: Abu Dhabi, Amsterdam,

Antwerp, Bangkok, Beijing, Belfast, Bratislava, Brussels,

Budapest, Casablanca, Dubai, Düsseldorf,
Frankfurt, Hamburg, Hanoi, Ho Chi Minh City, Hong Kong, Istanbul, Jakarta (associated office), Johannesburg, London, Los

Angeles, Luxembourg, Madrid, Milan, Moscow, Munich, New York, Paris,
Perth, Prague, Rome, São Paulo, Seoul, Shanghai, Silicon Valley,

Singapore, Sydney, Tokyo, Warsaw,

Washington, D.C. and Yango

n.

(c)

Section
4
:
revisions to applicable law;

(d)

Section
5
:
reliance and confidentiality;

(e)

Annex 1
: Opinion; and
(f)

Annex 2
: Assumptions.

1.6

For the purposes

of this opinion,

the legal or

natural person imparting the

information subject to

the
duty of

confidentiality will

be the
Rights Holder
and the

person receiving

that information,

in this
case UBSLB, will be the Recipient.

2.

SUMMARY OF OPINION
Subject to the assumptions and qualifications below it is our opinion that:
2.1

UBSLB can, as

a matter of

applicable UK, English

and Welsh

law,

submit to On-Site

Inspection by
the

SEC.

There

is

no

restriction

on

UBSLB

submitting

to

On-Site

Inspection

by

the

SEC.

The
remainder of this

opinion focuses on

UBSLB’s ability

to disclose information

contained in Covered
Books and Records

to the SEC

in the course of

On-Site Inspection in

the UK and

the ability to

provide
the SEC with prompt access to Covered Books and Records.
2.2

UBSLB

can,

as

a

matter

of

applicable UK,

English

and

Welsh

law,

provide the

SEC

with

prompt
access to Covered Books and Records held by UBSLB in the UK.
2

Data Protection
3

2.3

Disclosures

of

personal

data

(particularly

special

categories

of

data

or

criminal

data)

relating

to
UBSLB’s

clients

and

staff

are

subject

to

certain

restrictions

under

the

Data

Protection

Laws,
particularly where this involves a cross-border transfer to a country or territory the UK has not found to

have

an

‘adequate’

data

protection

regime.

However,

there

are

certain

legal

bases

for

making
disclosures, and derogations from

the prohibition on international

transfers, that would be

available to
UBSLB were it

to be required

by the SEC

to make available

personal data. We

note that these

legal
restrictions and derogations that

UBSLB would rely on

when making disclosures to

the SEC are

the
same legal bases

and derogations to

which the Bank

of England would be

subject, and on

which the
regulators have agreed to rely,

in the 2021 Memorandum of Understanding

between the (i) FCA and
Bank

of

England

and

(ii)

the

SEC

regarding

consultation,

cooperation

and

the

exchange

of
information
4

(the
2021 MoU ).
2.4

We

anticipate that the

legitimate interests and

public interest legal

bases for

processing are likely

to
be the most applicable grounds under

the UK GDPR and EU GDPR to

enable disclosure of Covered
Books and Records to the SEC and to permit On-Site Inspection.

To the extent that UBSLB relies on
the public interest legal

basis, it will also

need to satisfy

one of the conditions

for processing set out

in
the DPA 2018.
2.5

Further, we consider

that UBSLB could make transfers

of personal data to the

SEC in the US

on the
basis of the public

interest derogation:

we note that UBSLB

would need to assess

the ability to rely

on
this derogation in each case.

2
    Where a restriction o
n the ability to transfer personal data

or to disclose confidential information applies, consent from the Rights Holder,
validly given in accordance with the relevant standard for

consent under each applicable legal obligation, would

allow for such information
to be

lawfully transferred

to the

SEC or

disclosed to

the SEC

during On-Site

Inspection.

Please note

that valid

consent is

assumed in
Assumption
4.

3
    Please refer to section
1

of
Annex 1

for definitions of Data Protection Laws, EU GDPR,

UK GDPR and the DPA 2018.
4
    Available here: https://www.fca.org.uk/publication/mou/sec-fca-boe-mou-2021.pdf .

0036335-0000808 UKO1: 2004471715.25

Common law duties of confidentiality
2.6

The general

duty of

confidentiality applies to

non-public information

held or

controlled by

UBSLB
that

relates

to

any

person.

The

banker’s

duty

of

confidentiality

arises

due

to

the

nature

of

the
relationship between a banker and their customer (and this duty does not apply to information held or
controlled by UBSLB that relates

to any person other

than its customers).

Finally, every employment
relationship held

by UBSLB

contains

an implied

legal duty

of mutual

confidence, however,

this is
very narrow in scope and is unlikely

to apply where UBSLB is making disclosures to

the SEC in the
normal course of its SBS business and in accordance with SEC requirements.

2.7

Disclosure with

consent, or

under another

recognised exception,

would not

amount to

a breach

of these
legal duties.
2.8

These duties of confidentiality will not apply to any information contained in the Covered Books and
Records or

to On-Site

Inspection insofar

as information

made available

to the

SEC is

owned by

or
relates

to

UBSLB

itself,

rather

than

by

or

to

UBSLB’s

clients

or,

in

the

case

of

the

general

and
employer’s duties only, its staff.
Privacy and Human Rights
2.9

Protection from

intrusion into

rights of

privacy is

enshrined in

the Human

Rights Act

1998 (
HRA )
which

establishes

the

general

right

to

“
respect

for

his

private

and

family

life,

his

home

and

his
correspondence
”

set

out

in

Article

8

of

the

European

Convention

on

Human

Rights

in

UK

law
( Article 8
).

2.10

Actions

in

respect

of

Article

8

require

a

separate

cause

of

action,

such

as

a

misuse

of

private
information (or a

breach of confidence

– in respect

of which, see

above), in order

to be permissible.

In certain cases, though

we expect these to

be limited, legal (rather

than natural) persons can

benefit
from a

right to

privacy.

An action

for a

misuse of

private information

requires a

reasonable expectation
of privacy to exist – this is unlikely where valid consent to disclosure of the relevant information has
been given.
2.11

It is

permissible to

breach Article

8 in

specified situations.

In summary,

the intrusion

must not

be
arbitrary, must be

proportionate in respect of a pressing social need, and must be done in pursuit of a
legitimate aim.

In our

view,

the disclosure

to the

SEC of

private information

contained in

Covered
Books and

Records and that

would be made

available to the

SEC during On-Site

Inspections would
be permissible for the purposes of Article 8.
2.12

Further, it is not clear that rights of

privacy provide any enhancement

to the protection afforded under
the duties of confidence considered above to those persons on whom information is held by

UBSLB,
given

the

nature

of

the

information

contained

in

Covered

Books

and

Records

and

that

would

be
disclosed to the SEC during On-Site Inspections.
This summary opinion is not a substitute for the full expression of our views set out in
Annex 1.

3.

SCOPE, ASSUMPTIONS AND QUALIFICATIONS
3.1

This

opinion

relates

solely to

access

provided

to

the

SEC

of

Covered

Books

and

Records

held

by
UBSLB in

the

UK and

On-Site Inspection

of UBSLB

by the

SEC in

the UK.

This opinion

applies
equally to

remote access

from the

US to

Covered Books

and Records

held in

the UK.

This opinion
excludes books

and records

held in the

US.

Where matters

considered in

this opinion

are not governed
by laws applying to the entirety

of the UK, this opinion

relates solely to matters of

English and Welsh
law.

0036335-0000808 UKO1: 2004471715.25
3.2

This opinion has been prepared in accordance with

UBS’s specific instructions as

to the scope of the
opinion.

For this purpose you have issued us with guidance

from a third party US law firm which we
have used to inform the scope of our opinion.
3.3

This opinion

only covers

access to

and the

On-site Inspection

of Covered

Books and

Records.

Covered
Books and Records include only those books and records which:
(a)

relate to the

US business
5

of the non-resident

SBSD.
6

These are the

records that relate

to an
SBS that is either:
(i)

entered into, or offered to be entered into, by or on behalf of the non-resident SBSD,
with a

“U.S. Person” as

defined in

17 CFR

§ 240.3a71-3(a)(4)
7

(
US Person ) (other
than an SBS conducted through a foreign branch of such US Person
8
); or
(ii)

arranged, negotiated, or executed by

personnel of the non-resident SBSD

located in a
branch in

the US

(
US branch
) or

office or

by personnel

of an

agent of

the non-resident
SBSD located in a US branch or office;
9

or
(b)

constitute

financial

records

necessary

for

the

SEC

to

assess

the

non-resident

SBSD’s
compliance with the SEC’s margin and capital requirements, if applicable.
10

3.4

Further

to

Assumption
1
,

this

opinion

is

limited

to

those

types

of

records

that

are

relevant

to
prudentially regulated SBSDs,

which excludes financial

records as noted

in paragraph
3.3(b) above
.

For this opinion, the term “Covered Books and Records” extends to these record types alone.
3.5

This opinion covers data relating to:
(a)

SBS

transactions

concluded between

UBS

(through

its

associated

persons)

and

US

Person
counterparties,

insofar

as

this

data

is

held

by

UBS

(e.g.

voice

recordings

and

client
communications); and
(b)

the

activities

of

the

staff

of

UBSLB

pertaining

to

UBS’

SBS

transactions

that

are

also
arranged, negotiated, or executed by personnel of UBS

located in a US branch or office or by
personnel of an agent of UBS located in a US branch or office (irrespective of whether UBS’
counterparty is a US Person or a non-US Person).
3.6

The issues

addressed in

this opinion

apply equally

across the

different document

types which

constitute
the Covered Books and

Records based upon the

information actually contained

in each of the relevant
Covered Books and Records.

We have not examined any such documents or records.

5
    As defined in 17 CFR §240.3a71 - 3(a)(8).
6
    Cross -
Border Application of Certain [SBS] Requirements,

85 Fed.
  Reg. 6270, 6296 (Feb. 4, 2020) (the SEC Guidance
).

7

A “U.S. person” means any person that is “(i) a natural person resident in the U.S.; (ii) a partnership, corporation, trust,
investment vehicle,
or other legal person organized, incorporated, or established under the laws of the United States or having its principal place of business in the United States; (iii) an

account (whether discretionary or non-discretionary) of a

U.S. person; or (iv) an estate

of a decedent who was a
resident of the United States at the time of death.” 17 CFR

§ 240.3a71-3(a)(4).
8

A “foreign branch” means “any branch of

a U.S. bank if: (i)

the branch is located outside of the

United States; (ii) the bran
ch operates for
valid business

reasons; and

(iii) the

branch is

engaged in

the business

of banking

and is

subject to

substantive banking

regulation in the
jurisdiction where located.” (17 CFR § 240.3a71-3(a)(2)). An “SBS conducted through a foreign branch” means an SBS that is “arranged,
negotiated, and executed by

a U.S. person through

a foreign branch of such

U.S. person if: (A) the

foreign branch is the counterparty

to such
security-based swap transaction; and (B) the security-based swap transaction is arranged, negotiated, and executed on behalf of the foreign branch solely by persons located outside the United States.” (17

CFR § 240.3a71-3(a)(3)(i)).
9
    17 CFR   §   240.3a71 - 3(a)(8)(i)(B).
10

The requirement set

out in this

paragraph
3.3(b)

does not apply

to UBS because

it is not

subject to the

SEC’s margin and capital

requirements
as it is assumed that UBS has a prudential regulator – please see Assumption
1

set out in
Annex 2

0036335-0000808 UKO1: 2004471715.25

3.7

In giving this opinion, we have made the further assumptions set out in
Annex 2
.

3.8

No opinion is expressed on matters of fact.

3.9

As a

practical matter,

it may

be particularly

difficult to

establish that

consent is

freely given

where
information

relates

to

UBSLB

staff

because

consent

is

very

difficult

to

rely

on

in

an

employment
context, due to the inherent imbalance of power between an employer and its staff (for example, staff may

believe

there

could

be

negative

consequences

should

they

refuse

to

give

consent).

Further,
consent will

only be

valid if

UBSLB offers

its staff

a genuine

choice over

how the data

is used

and
will only

continue to

be an

appropriate legal

basis if

UBSLB also

offers

its staff

the opportunity

to
withdraw consent at any time.

Where consent is relied upon in this opinion,

it is on the basis that this
practical matter

has been

overcome.

Where consent

is not

available as

a legal

basis for

disclosure
(including where

valid consent

cannot be

obtained), UBSLB

may be

able to

rely on

an alternative

basis
for disclosure (e.g. the public interest exception).
4.

REVISIONS TO APPLICABLE LAW

4.1

We

note

that

the

SEC

rules
11

require

a

non-resident

SBSD

to

re-certify

within

90

days

after

any
changes in the legal or regulatory framework that would:
(a)

impact the ability of the SBSD to provide prompt access to its Covered

Books and Records;

(b)

impact the

manner in

which it

would provide

prompt access

to its

Covered Books

and Records;
or
(c)

impact the ability of the SEC to conduct On-Site Inspections.
4.2

Upon a change in law or regulatory framework of the sort outlined in paragraph
4.1

above, the SBSD
is required to submit a revised opinion describing how, as a matter of law,

the SBSD will continue to
meet its obligations.

4.3

This opinion relates solely to the laws of England

and Wales and the UK (as applicable) in force as at
the date

of this

opinion.

We have no obligation

to notify

any addressee

of any

change in

any applicable
law or its application after the date of this opinion.
5.

RELIANCE AND CONFIDENTIALITY
5.1

This opinion is given

for the sole benefit of

the addressee.

It may not be relied

upon by anyone else
without our prior written consent.
5.2

This

opinion

is

not

to

be

disclosed

to

any

person

outside

of

UBS

AG’s

group

or

used,

circulated,
quoted or otherwise referred to for any other purpose.

However, we agree that a copy of this opinion
letter may be disclosed:

(a)

where

disclosure is

required

or

requested

by

any

governmental, banking,

taxation

or

other
regulatory authority or similar body having jurisdiction over

UBS AG (including to the SEC
as

part

of

UBS

AG’s

SBSD

registration

application) or

by

the

rules

of

any

relevant

stock
exchange or pursuant to any applicable law or regulation; and

(b)

to

UBS

AG’s

affiliates,

and

any

of

their

officers,

directors,

employees,

auditors,

insurers,
reinsurers, insurance brokers and professional advisors (in their capacity as such).
5.3

Any such disclosure

must be made

on the basis

that it is

for information purposes only,

no recipient
may rely

on this advice,

no client-lawyer relationship between

us and the

recipient arises following,
11
    17 CFR § 240.15Fb2 - 4(c)(2).

0036335-0000808 UKO1: 2004471715.25

or as a

result of,

any such

disclosure.

We assume no duty

or liability

to any

recipient, and

any recipient
under paragraph
5.2(b) above

will be subject to the same restrictions on disclosure as set out above.
5.4

We

assume no obligation

to advise

you or

any other person

or to

make any

investigations as to

any
legal

developments

or

factual

matters

arising

subsequent

to

the

date

hereof

that

might

affect

the
opinions expressed herein.

Yours

faithfully,

Allen &Overy LLP

0036335-0000808 UKO1: 2004471715.25

ANNEX 1
OPINION
1.

DATA

PROTECTION
1.1

The

General

Data

Protection

Regulation

2016/679

(
EU

GDPR
),
12
  the
General

Data

Protection
Regulation

2016/679

as

it

forms

part

of

“retained

EU

law”

as

defined

in

the

European

Union
(Withdrawal) Act 2018 ( UK GDPR
) and the UK

Data Protection Act

2018 (
DPA 2018 ) (together, the
Data Protection Laws
) will apply to UBSLB’s disclosure of Covered

Books and Records to

the SEC
to the extent

that these

comprise or

contain personal

data.

Personal data

is data

relating to

an identified
or identifiable living individual, so may extend to information on UBSLB staff as well as clients.

1.2

Under

the

Data

Protection Laws,

specific

additional restrictions

apply

for

data

relating

to

criminal
convictions and

offences.

These laws

also impose

heightened restrictions

on the

processing of

‘special
category data’

– this

is data

that reveals

racial or

ethnic background,

political opinions,

religious or
philosophical

beliefs,

or

trade

union

membership,

genetic

data,

biometric

data

when

used

for

ID
purposes, health information, data concerning sex life or sexual orientation.

As special category data
are less likely to be relevant in the

context of UBSLB’s disclosures to the SEC, the laws applicable to this data have not been considered in detail in this opinion.
1.3

Key restrictions in the Data Protection

Laws relating to UBSLB’s

ability to disclose personal data to
the SEC are set out below.
Legal basis for the disclosure
1.4

UBSLB requires a

legal basis under

Article 6 of

the EU GDPR

and the UK

GDPR to disclose

personal
data

to

the

SEC.

Data

cannot

be

disclosed

if

doing

so

would

breach

another

legal

requirement
(e.g. confidentiality – please see section
2 below
).

Whilst there are a number of Article 6 legal bases
on which UBSLB may seek

to rely, none on its own is so

comprehensive as to cover all

disclosures of
personal data to the SEC,

so UBSLB will need to

consider the most appropriate

legal basis to apply to
any given situation.
1.5

The Article 6 legal bases most applicable to UBSLB, together with their respective limitations, are as
follows:
(a)

Consent (Article 6(1)(a))
: In order for consent

to be valid under the

Data Protection Laws, it
must satisfy

the high

standard of

being a

freely-given, specific,

informed and

unambiguous
indication of wishes.
13

(b)

Legitimate interests (Article

6(1)(f))
: This

is one

of the

most flexible

legal bases

for processing
that

can

apply

to

a

multitude

of

business

purposes,

including

with

respect

to

ensuring
compliance with

regulatory obligations.

To

rely on

the legitimate

interests ground,

UBSLB
must:

12
    Per Article 71 of the EU -
UK Withdrawal Agreement, the EU GDPR remains applicable in

the UK following the end on 31 December 2020
of the transition period

effecting the UK’s

exit from the EU

in respect of the

processing of personal data of

data subjects outside the

UK,
provided that the personal data: (a) were processed under EU law in the UK before the end of the transition period;

or (b) are processed in
the UK

after the

end of

the transition period

on the

basis of

the EU-UK

Withdrawal Agreement.

In particular,

EU GDPR

applies in

the
absence of

an adequacy decision

made by

the European Commission

in respect

of the

UK. On

28 June

2021 the

European Commission
adopted

adequacy decisions

for the UK, thereby enabling

the free-flow of personal

data from the EU to the

UK

However, for the first time,
the

adequacy decisions

each include

a

so-called ‘sunset

clause', which

strictly limits

their duration.

This means

that the

decisions will
automatically expire four years

after their entry into

force. After that period, the

adequacy findings might be

renewed, but only if

the UK
continues to ensure

an adequate level of

data protection. During these

four years, the European

Commission will continue to

monitor the
legal situation in

the UK and

could intervene at

any point, if

the UK deviates

from the level

of protection currently

in place.

Should the
Commission decide to renew the adequacy finding, the

adoption process would start again.
13

Please also refer to limitations

on the applicability of

consent discussed in paragraph
3.9

of section
3
:
scope, assumptions and

qualifications.

0036335-0000808 UKO1: 2004471715.25

(i)

identify its,

or a

third party’s legitimate

interest (this

can include

commercial interests,
individual

interests

or

broader

societal

benefits)

in

complying

with

the

SEC’s
disclosure request;

(ii)

show that

the

disclosure of

documents to

the SEC

is

necessary for

achieving these
interests; and

(iii)

balance

these

interests

against

the

competing

interests,

rights

and

freedoms

of

the
individuals concerned, and satisfy itself that those interests do not outweigh its own.

If individuals would not

reasonably expect the disclosure, or

if the disclosure would
cause

unjustified

harm

to

the

individuals,

the

interests

of

those

individuals

would
likely override the interests of UBSLB or the third party.
An individual has the right to object

to the disclosure of their data to the SEC

under this basis
for processing,

and UBSLB

would need

to demonstrate

‘compelling’ legitimate

grounds to
process the data that override the rights, freedoms and interests of that individual.
(c)

Disclosure

is

necessary for

compliance

with a

legal

obligation to

which UBSLB

is

subject
(Article 6(1)(c))
: There

must be a

UK nexus

in order

for UBSLB

to be able

to rely on

this legal
basis.

Article 6(3)

requires that

the legal

obligation must

be laid

down by

UK or

EU law,
although this does not have to be an

explicit statutory obligation, as long as the

application of
the law is foreseeable to UBSLB as the person subject to it.
14

In the context of this legal basis

for processing, an SEC request in the

absence of a UK legal
requirement

(e.g.

a

lawful

request

from

the

Financial

Conduct

Authority

(
FCA
)

or

the
Prudential

Regulation

Authority

(
PRA
)

in

the

exercise

of

its

powers

under

the

Financial
Services and Markets Act 2000 ( FSMA )) would not justify the disclosure as being necessary for compliance with such an obligation.
We

further note

that neither

the 2021

MoU nor

the ICO

Letter (as

defined and

discussed at
paragraph
1.5(d)

of Annex 1,
below
) create any legally binding obligations.
(d)

Disclosure is necessary

for the performance

of a

task carried

out in the

public interest (Article
6(1)(e))
: There must be a UK nexus in order for UBSLB to be able to rely on this legal basis.

It may

be possible to

establish a

UK nexus, as

well as valid

public interests, on

the basis

of
recent

commentary

on

international

transfers

of

personal

data

on

public

interest

grounds
contained in a

letter from

the UK Information

Commissioner’s Office (
ICO
) to the

SEC (
ICO
Letter ).
15

See paragraphs
1.10

and
1.11

of this Annex.

Although the wording

of the public interest

legal basis in

Article 6(1)(e) differs

from that in
the public interest derogation in Article 49(1)(d) regarding international transfers of personal data (which refers to

the transfer being

‘necessary for reasons of

public interest’), the ICO’s
commentary nevertheless makes it

easier for UBSLB

to argue that

its disclosure of

Covered
Books and Records satisfies the legal basis of being ‘necessary for the performance of a task
carried

out

in

the

public

interest’.

This

is

because

UBSLB’s

compliance

with

the

SEC’s
request is potentially necessary for the performance of the SEC’s tasks which have a basis in
UK as

well as US

public interests.

For example,

compliance with

SEC rules

by SEC

regulated
UK firms:

(i) helps

to prevent

UK financial

crimes from

being committed;

and (ii)

helps to
prevent the commission in the US of conduct that would amount to a

UK financial crime.
16

14
    Recital 41 EU GDPR and   UK GDPR.
15

Letter

from the ICO to the SEC, dated 11 September 2020.
16

Letter

from the ICO to the SEC, dated 11 September 2020.

0036335-0000808 UKO1: 2004471715.25

As with the legitimate interests basis, individuals have the right to object to processing under this public interest basis.
17

The legitimate interests and public

interest legal bases for processing

are likely to be the

most
appropriate

Article

6

grounds

on

which

UBSLB

could

rely

in

relation

to

its

disclosure

of
Covered

Books and

Records to

the

SEC

and

to

permit On-Site

Inspection.

However,

it

is
worth noting that

the ICO’s

letter potentially makes the

public interest ground preferable

by
setting out its view that there are valid public interests for data transfers to the SEC, whereas
if

UBSLB

were

to

rely

on

the

legitimate

interests

ground

it

will

still

need

to

undertake

a
balancing test as outlined above.
1.6

It is

considered very

unlikely that

data included

in Covered

Books and

Records or

disclosed to

the
SEC during

On-Site Inspections will

include special

categories of

data.

Further, UBSLB

might not
hold

all

information

described

in

17

C.F.R.

§§.18a-5(b)(8)(i)(A)

through

(H)

or

240.18a-
5(a)(10)(i)(A) through

(H), as

the case

may be,

for an

associated person

who is

not a

US Person.
18

However, to the extent that this does occur, and such

information is held by UBSLB,

in addition to an
Article

6

legal

basis,

UBSLB

will

need

to

establish

an

additional

legal

basis

for

processing

under
Article 9 of

the EU GDPR

and the UK

GDPR if it

discloses special

categories of data

to the SEC,

such
as where it is necessary for the establishment, exercise or defence of legal claims, or where necessary
for reasons

of substantial

public interest

(such reasons

are set

out in

the Data

Protection Act

2018).

Other

than

valid

consent,
19

the

Article

9

legal

bases

that

are

most

likely

to

apply

to

disclosure

of
Covered Books and Records are:
(a)

processing is necessary for

the establishment, exercise or

defence of legal

claims or whenever
courts are acting in their judicial capacity

(
Article 9(2)(f)) ; and
(b)

processing is necessary

for reasons of

substantial interest,

on the

basis of

domestic or

Member
State   law

(
Article

9(2)(g))
.

To

be

able

to

rely

on

this

substantial

public

interest

condition
UBSLB would also need

to meet one of

23 specific substantial public interest

conditions set
out

in

Part

2

of

Schedule

1

of

the

DPA

2018,

and

put

in

place

an

appropriate

policy
document.
20

Of these conditions, those most likely to apply to the disclosure to the

SEC are:
(i)

Preventing

or

detecting unlawful

acts

(paragraph 10(1),

Part

2,

Schedule 1)
:

This
condition

(A)

applies

where

the

processing

is

necessary

for

the

purpose

of

the
prevention or

detection of

an unlawful

act or

failure to

act; (B)

must be

carried out
without the

consent of the

relevant individual so

as not to

prejudice those purposes;
and (C) is necessary for reasons of substantial public interest.
(ii)

Protecting the

public against dishonesty etc.

(paragraph 11(1),

Part 2, Schedule

1)
:
This

condition

applies

where

the

disclosure:

(A)

is

necessary

for

the

exercise

of

a
protective

function;

(B)

must

be

carried

out

without

the

consent

of

the

relevant
individual so as not to

prejudice the exercise of

that function; and (C)

is necessary for
reasons of

substantial public

interest. In

this context,

‘protective function’

means a
function

that

is

intended

to

protect

members

of

the

public

against:

(I)

dishonesty,
malpractice, or other

serious improper conduct;

(II) unfitness or

incompetence; (III)
mismanagement

in

the

administration

of

a

body

or

association;

or

(IV)

failures

in
services provided by a body or association.
(iii)

Regulatory

requirements

relating

to

unlawful

acts

and

dishonesty

etc.

(paragraph
12(1),

Part

2,

Schedule

1)
:
This

condition

applies

where:

(A)

the

processing

is
necessary for complying with, or

assisting other persons to comply

with, a regulatory
17
    Article 21(1), EU GDPR and UK GDPR
18
    As we understand is as defined in 17 C.F.R. §240.3a71 - 3(a)(4)(i)(A) .
19

Article 9(2)(a)

EU GDPR

and
UK GDPR –
please also

refer to

limitations on the

applicability of

consent discussed in

paragraph
3.9

of
section
3
:
scope, assumptions and qualifications.

20
    Section 10(3), and paragra ph 34 of Part 4 to Schedule 1, DPA 2018

0036335-0000808 UKO1: 2004471715.25

requirement which involves

a person taking steps to

establish whether another person
has: (I)

committed an

unlawful act

or failure

to act;

or (II)

been involved

in dishonesty,
malpractice or

other seriously

improper conduct;

(B) in

the circumstances,

UBSLB
cannot reasonably be expected to

obtain the consent of the

relevant individual to the
processing;

and

(C)

the

processing

is

necessary

for

reasons

of

substantial

public
interest. In

this condition,

a ‘regulatory

requirement’ means

(a) a

requirement imposed
by legislation

or a

by a

person in

exercise of

a function

conferred by

legislation; or
(b)

a

requirement

forming

part

of

generally

accepted

principles

of

good

practice
relating to a type of body or an activity.
1.7

Similarly, UBSLB’s processing of

personal data

relating to

criminal convictions

and offences

is highly
restricted, and

can only

be disclosed

where authorised by

one of

the conditions in

Parts 1,

2 or

3 of
Schedule 1 of the DPA 2018.
21

Of these conditions, those most

likely to apply to the

disclosure to the
SEC are:
(a)

Legal claims (paragraph

33, Part 3,

Schedule 1)
: This

condition is met

if the

processing is:
(i)

necessary

for

the

purpose

of,

or

in

connection

with,

any

legal

proceedings

(including
prospective

legal

proceedings); (ii)

necessary

for

the

purpose

of

obtaining

legal advice;

or
(iii) otherwise necessary for the purpose of establishing, exercising or defending legal rights.
(b)

Certain

conditions

from

Part

2

of

Schedule

1

(paragraph

36,

Part

3,

Schedule

1)
:

This
condition applies where the disclosure would meet a

condition in Part 2 of Schedule 1 but for
an express

requirement for

the

processing to

be necessary

for reasons

of

substantial public
interest. As set out

in paragraph
1.6

of this Annex 1,

the Part 2 conditions

most likely to apply
to UBSLB’s disclosure to the SEC are:
(i)

Preventing or detecting unlawful acts (paragraph 10(1), Part 2, Schedule 1) .
(ii)

Protecting the public against dishonesty etc. (paragraph 11(1), Part 2, Schedule 1).
(iii)

Regulatory

requirements

relating

to

unlawful

acts

and

dishonesty

etc.

(paragraph
12(1), Part 2, Schedule 1) .
Data protection principles
1.8

In

addition

to

establishing

a

legal

basis

for

the

disclosure,

UBSLB

would

need

to

ensure

that

its
disclosures are compliant with the remaining

requirements under the Data Protection

Laws, including
the data protection principles

set out in

Article 5 of the

EU GDPR and the

UK GDPR. For example,
UBSLB must:
(a)

be

transparent with

those whose

personal data

is

to

be

disclosed to

the

SEC, who

must

be
provided

with

fair

processing

information

(usually

in

the

form

of

a

privacy

notice

or
statement);
(b)

with

respect

to

the

data

itself,

ensure

that

it

only

provides

personal

data

that

is

adequate,
relevant and limited

to what is

necessary in relation

to the purposes

of its regulatory

activities;

(c)

be careful to avoid participating

in ‘data dumps’ and should

consider withholding documents,
anonymising personal data

(or pseudonymising

data where full

anonymisation is not

possible)
and redacting personal data from documents as appropriate;
(d)

ensure that the data is accurate and, where necessary, kept up to date;

21
    Section 10(5) DPA 2018.

0036335-0000808 UKO1: 2004471715.25

(e)

keep the personal data

in a form that enables

identification of individuals for

no longer than is
necessary for the purposes for which the personal data is processed; and
(f)

ensure

that

the

confidentiality

and

integrity

of

personal

data

is

maintained,

and

as

such,
implement appropriate security measures (e.g. encryption) to protect the personal data.
1.9

Whilst it is possible

that the SEC has

taken these principles

into account in its

request for access

to the
Covered Books and

Records, responsibility

remains with UBSLB

to verify this

and implement

its own
compliance measures.
International transfers
1.10

The general principle in

the EU GDPR and

the UK GDPR is

that UBSLB may not

transfer personal
data to a jurisdiction

outside the European

Economic Area, or

the UK, unless it

can satisfy a condition
for the transfer as set out in Chapter V of those Data Protection Laws.

1.11

Article 45 of the UK GDPR allows for UBSLB to transfer personal data to the US where the transfer is based on adequacy regulations pursuant

to section 17A of the DPA 2018. However, the UK has not
passed

adequacy

regulations

pursuant

to

that

section

that

designate

the

US

as

providing

adequate
protections for personal data.

Additional steps would therefore be required where personal data is to be sent to the US, or the

SEC could access documents held in the UK from the

US. The two primary
options available to UBSLB

are as follows:
(a)

Derogations (Article 49)
: Where a transfer mechanism

adopted by the European

Commission
in

respect

of

the

US
22

is

not

available

(as

is

currently

the

case),

derogations

for

specific
situations
from

the

transfer

prohibition

are

pote
ntially

available

under

UK

GDPR
  for
facilitating UBSLB’s

transfer of

personal data

contained in

Covered Books

and Records

to
the SEC.

These derogations include consent, public interest and legitimate interests.
23

The ICO

Letter suggests

that the

most appropriate

derogation may

be that

the transfer

is strictly
necessary for

important reasons

of public

interest.

It explains

that there

is a

UK nexus

because:
(i) the SEC

rules help to

prevent UK financial

crimes being committed;

(ii) Principle 11 of

the
FCA Handbook

requires FCA-regulated firms

to deal with

regulators worldwide in

an open
and

cooperative way;

and (iii)

the

SEC rules

help

to

prevent the

commission in

the

US

of
conduct that would amount to a UK financial crime.

However, the ICO Letter should not

be considered a blanket approval for UBSLB to transfer
data to the

SEC under this basis.

The ICO makes

clear that derogations

should not be

relied
on for making transfers “ on a large scale and in a systematic manner ”, and their use must be considered on

a case-by-case

basis, with

UBSLB keeping

records of

the transfers

that evidence
the

careful

analysis

that

led

them

to

rely

on

the

derogation.

UBSLB

must

ensure

that

the
transfer

is

strictly

necessary

by

establishing

that

there

are

‘precise

and

particularly

solid
justifications’ for

the transfer.

As discussed

above, UBSLB

must also

ensure it

applies the
‘necessary

and

proportionate’

test

to

ensure

that

only

the

data

necessary

for

the

SEC’s
purposes is transferred.
(b)

FCA route
: In certain situations, for example where

UBSLB considers the transfer of data to
the US to be high risk,

it may be possible to

arrange for the disclosure

to be made to the

FCA,
which

could

then

transfer

the

data

to

the

SEC

in

the

US.

The

FCA

and

SEC

have

an
administrative arrangement

to govern the

transfer of

personal data between

the two

regulators,
which aims to comply

with UK GDPR principles,

and this route would avoid

UBSLB being
responsible for ensuring the international transfer was fully compliant with the UK GDPR.
22
    These SCCs remain valid for transfers from the UK to   non - adequate jurisdictions following Brexit.
23
    Article 49(1) UK GDPR at paragraphs (a), (d) and (f), respectively.

0036335-0000808 UKO1: 2004471715.25

1.12

The 2021 MoU notes

that the UK regulators

are also subject to

the restrictions of the

UK GDPR when
transferring personal data to the SEC, or allowing the SEC

to access documents held in the UK from
the US.
24

At paragraph 25 of the 2021 MoU it is

stated that “transfer, onward transfer,

processing or
sharing

of

personal data

between

the

FCA and

the

SEC will

be carried

out

under

the

terms

of

the
Administrative Arrangement for the transfer of personal data between the SEC and the FCA”.

In the
absence of such an agreement between the PRA and the SEC, it is stated in the 2021 MoU that where
personal data is being

transferred to the SEC

by the PRA, such

transfer will be made

“in reliance on
appropriate

safeguards

or

derogations

(e.g.,

where

the

transfer

of

personal

data

is

necessary

for
important reasons of public interest).”
25

As such, the limitations noted in paragraph
1.11 above

apply
equally to the Bank of England and to UBSLB when transferring personal data to the SEC.

2.

COMMON LAW

DUTIES OF CONFIDENTIALITY
2.1

The general, banker’s and employer’s duties of confidentiality are distinct duties.

However, the case
law on each duty informs the approach to the other,

with the banker’s and employer’s duties existing
in acknowledgement of

the specific circumstances

that arise as

between a bank

and its customers

or
employees (respectively).

Given the common

law position on

these duties is

largely aligned, these

are
dealt with together here.
2.2

Where Covered Books and Records do not contain any relevant forms of information, and it is likely
that

many

aspects

of

the

information

required

will

not

(e.g. transaction

data

such

as

volumes

and
prices), these duties of confidentiality will not apply.
Scope of duties
2.3

The leading case on

the common law duty

of confidentiality is
Coco v A Clark

(Engineers) Ltd
[1968]
F.S.R.

415.

This case established that

to be protected under

the common law of

confidentiality, two
requirements must be met.

Firstly, the information must have the

“
necessary quality of confidence ”.
26

Secondly,

the

information

must

have

been

given

in

a

situation

which

imposed

an

obligation

of
confidence.

(a)

The necessary quality of confidence

is negatively defined as information

which is not “
public
property and

public knowledge
”.
27

As the

information contained in

the Covered Books

and
Records is

not publicly

available, it

will likely

possess this

necessary quality

of confidence
insofar as that

information relates to

UBSLB’s clients

or staff

and is not

information owned
by or relating to UBSLB itself.
(b)

To

be

protected

under

the

common

law duty

of

confidentiality,

the

information must

have
been communicated in a

situation where an obligation

of confidence was either

expressly or
impliedly imposed.
28

The court will consider whether the recipient of the information knew, or ought to have known, that there was a

duty of confidentiality attached to that information.

This duty of confidentiality can be

imposed by contract, implied by the

circumstances of the
disclosure, or implied by a special relationship of the parties.

(c)

Where,

and

to

the

extent

that,

the

Covered

Books

and

Records

concern

either

customer
information

or

employee

information,

this

would

likely

satisfy

the

requirement

that

the
Recipient, in this case being UBSLB, knew or ought to have known that the information was to be treated confidentially.

24
    Paragraph 25(a) of the 2021 MoU.
25
    Paragraph 25(b) of the 2021 MoU
26

Megarry J

in the
Coco v

AN Clark

(Engineers) Ltd

judgement at

419 used

the formulation

first used

by Lord

Greene, M.R.

in

Saltman
Engineering Co Ltd v Campbell Engineering Co Ltd

[1948] 65 RPC 203, [1963] 3 All ER 413.
27

Saltman Engineering Co Ltd v Campbell Engineering Co

Ltd

[1948] 65 RPC 203, [1963] 3 All ER 413 at 415.
28
    Megarry J in Coco v AN Clark (Engineers) Ltd

judgement at 420.

0036335-0000808 UKO1: 2004471715.25

2.4

The

common

law

banker’s

duty

of

confidence,

established by
Tournier

v

National

Provincial

and
Union Bank of

England
[1924] 1 KB

461 (
Tournier
), is one

such instance where

a special relationship
exists between

the parties.

Under this

duty of

confidence, banks,

such as

UBSLB, must

keep their
customers’ affairs

private–

in this

respect the

general duty

is broader

than the

banker’s duty

as the
general duty extends to benefit others, such as UBSLB’s staff.

(a)

The scope of the duty is wide – as Atkin LJ outlined in the judgement:
“ It [the duty of confidentiality]
clearly goes beyond the state

of the account, that is,

whether
there is a debit or credit balance, and

the amount of the

balance.

It must extend at

least to all
the transactions that go through the

account, and to the securities, if any,

given in respect of
the account ”
29

(b)

The temporal scope of the banker’s duty is also wide. Atkin LJ judged that the banker’s duty
of confidentiality “ extend [s]
beyond the point when

the account is closed,

or cease
[s]

to be an
active account ”,
30

and this duty

also extends to cover

disclosures from one banking entity

to
another within the same corporate group.
31

2.5

Whilst an employer’s duty of confidence under common law

does exist,
32

it is very limited:

UBSLB
will only

be restricted

in its

use of

information held

in relation

to its

employees “
where

there

is no
reasonable and proper

cause for the employer
[’]
s conduct and only

then if the conduct

is calculated
to destroy or seriously damage the relationship of trust and confidence. ”
33

2.6

No distinction is drawn in

the case law on either of

the general or banker’s duties regarding

the nature
of the person to whom the duty is owed – i.e. a natural or a legal person – and so we consider that the
duties apply equally to any person

irrespective of their legal status.

The employer’s duty can clearly
be owed only to a natural person.
Unauthorised disclosure
2.7

A successful claim for breach

of confidentiality must demonstrate

that there has been an unauthorised
use of confidential information to the detriment of the Rights Holder.
34

2.8

For those Covered Books

and Records that contain

customer information, which

is unlikely to

include
all Covered Books and Records, these duties

of confidentiality will apply and so

UBSLB will only be
able to disclose Covered Books and Records containing confidential information in un-redacted form where one of the exceptions below is met.
2.9

Tournier established four exceptions to the banker’s duty of confidentiality,
35

the first three of which
apply equally to the general and employer’s duties of confidentiality:

(a)

where the disclosure is made by the express or implied consent of the customer;

36

(b)

under compulsion of law;
(c)

where the disclosure is in the public interest; or

29

Tournier v National Provincial and Union Bank of England [1924] 1 KB 461 at 485.
30

Tournier v National Provincial and Union Bank of England [1924] 1 KB 461 at 485.
31

Bank of Tokyo Ltd v Karoon [1987] 1 AC 45 at 54.
32

Prout v British Gas Plc and Another

[1992] F.S.R. 478 at 482.
33
    Malik v Bank o
f Credit and Commerce International SA [1998] A.C

20
  at 53.
34
    Megarry J in Coco v A Clark (Engineers) Ltd [1968] F.S.R. 415at 421.
35

Tournier v National Provincial and Union Bank of England [1924] 1 KB 461 at 485 at 473.
36

For the general

duty of confidentiality:

This was confirmed

by Arnold J

in
Primary Group (UK) Ltd

v The Royal

Bank of Scotland

Plc
[2014]
R.P.C. 26   at 246.

0036335-0000808 UKO1: 2004471715.25

(d)

for the banker’s

duty of confidentiality

only,

where it is

in the interests

of the bank

to make
disclosure.
Consent
2.10

Disclosure of

confidential information

is permissible

where the

Rights Holder
37

has given

their consent
to the disclosure

of their confidential

information
38

(though limitations apply

to the validity of

consent
that can provided

by an employee, as

described in in

paragraph
3.9

of section
3
:
scope, assumptions
and qualifications
).
39

Compulsion of law
2.11

Information

that

would

otherwise

be

confidential

may

be

disclosed

when

required

by

a

statutory
provision
40

or court order.
41

2.12

To satisfy this compulsion of law exception it is likely that UBSLB would have to rely on UK statute
– a provision of US law, such as an SEC Rule, is unlikely to be sufficient for this purpose.
42

(a)

Whilst there are numerous statutory provisions that require the disclosure of information that would otherwise be confidential,
43

none applies directly to this situation.
(b)

UBSLB is obliged to comply with the FCA’s

and PRA’s

general rules, as set out in the FCA
Handbook

and

PRA

Rulebook,
44

and

these

include

the

FCA’s

Principle

11

and

the

PRA’s
Fundamental

Rule

7,

which

require

UBSLB

to

“
deal

with

its

regulators

in

an

open

and
cooperative way...
”.

This requirement includes disclosure to

overseas regulators such as the
SEC.
45

However, there

are specific powers available to

the FCA and

PRA to oblige UBSLB
37
    Where the banker’s duty of confidentiality applies this will be the customer.
38

Due of the overlap

between bank confidentiality and data

protection laws (as discussed in
paragraph
1.4
), it would be

advisable to clarify
when obtaining consent that another, separate, legal basis applied to the processing of the personal data under data protection laws.

39
    Whilst it is possible to rely on   implied consent , there   is likely to be a high ba r to meet   in order to do so .   In Turner v Royal Bank of Scotland
Plc
[1999] 2 All E.R, regarding the banker’s duty of confidentiality, it was decided that established market practice of sharing of customer information between banks (which

practice was generally

known only to the

banks themselves) did not

amount to implied consent

of the
customer as this practice was not known by the customer.

To amount to implied consent, the practice under which disclosure is made must be “ notorious, certain and reasonable ” (
Turner v Royal

Bank of Scotland Plc
[1999] 2 All E.R

664 at 670, Sir

Richard Scott VC quoting
from Chitty on Contracts

(27th edn, 1994), vol I, para 13-014.)

The practice

of sharing

information with

local regulators

in order

to enable

banking business

to be

conducted within

the relevant

local
jurisdiction is, in our experience, well

established such that it might be considered

“
notorious, certain and reasonable
”.

In this context, it is
possible that

much of

the information

contained in

the Covered

Books and

Records would

be information

of a

sort that

customers (and
particularly more sophisticated customers of the

kind that would normally be

offered services by UBSLB in

respect of SBSs) may expect
would be shared with the SEC.

In part, the ability

to rely on implied

consent will depend

on the information

provided to customers when

UBSLB provides services

in SBSs.

If no information about the jurisdiction or regulators involved is provided then UBSLB would rely on the customer’s

own understanding of
regulatory obligations on banks, the US nexus

and the SEC’s role

in these services.

Conversely, if customers are

informed that UBSLB’s
activity in SBSs is conducted on a cross-border basis

into the US and is subject to oversight by

the SEC then the ability to rely on

implied
consent increases.

Similarly, if customers are

informed that detailed information on all

aspects of UBSLB’s activity

in SBSs is subject to
examination by the SEC then the ability to rely on implied consent increases further still.
40
    Se
e the

example given

by Bankes

LJ in
Tournier

v National

Provincial &

Union Bank

[1924] 1

K.B 461

at 473

of the

Bankers’ Books
Evidence Act 1879.

41

For the general duty

of confidentiality: E.g. a
subpoena duces tecum

issued by an English

court, as confirmed

in
Loyd v Freshfield and

Kaye,
Gents. Two, &c

(1826) 172 E.R. 147 at 329.

For the banker’s duty of confidentiality: X AG and others v A bank

[1983] 2 All ER at 475.
42

We

are not aware of any

case law dealing with

whether foreign statute can satisfy the

compulsion of law exception.

In
A and Others v

B
Bank

(Governor and

Company of

the

Bank of

England intervening)

[1992] 3

WLR 705

it

was held

that

there

would be

no breach

of
confidentiality where disclosure was ordered

by a United Kingdom

regulator (in this case

the Bank of England)

who would then pass

the
information over to a foreign regulator, in this case the US Federal Reserve Board.

However, the judgement emphasised it was the United
Kingdom regulator’s compelling power

under the Banking Act 1987,

not that of the US Federal

Reserve Board, which was decisive.

Whilst
this case applies to the banker’s duty of confidentiality,

it is also of relevance to the general duty of confidentiality.
.
43

For example under

s.175(5)(d) of the
FSMA
, by virtue

of which a

person owing

a banker’s duty

of confidentiality may

be compelled to
disclose confidential

information when

a specific

requirement is

imposed on

the Recipient

by an

investigating authority

to disclose

the
information.

Additionally, under s.330 of

the Proceeds of Crime Act

2002 it is an offence

for someone in the regulated sector

to disclose
knowledge or

suspicion of

money laundering

activities.

A banker

who suspected

or

became aware

of a

customer’s

money laundering
activities, although owing their customer a duty of confidentiality by virtue of their relationship to the customer, who be compelled by this to disclose.

Disclosure in this circumstance would be an authorised use

and as such would not constitute a breach of confidence.
44

These are rules published by the FCA in the exercise of its power under section 137A (for the FCA) and 137G (for the PRA) of
FSMA and
enforceable by the FCA and PRA, respectively, pursuant to Part XIV of FSMA.
45
    Principles for Business   section of the FCA Handbook at   l. l.6G .

0036335-0000808 UKO1: 2004471715.25

to provide confidential information, such

as the power under

s175(5) FSMA.

As this power
applies equally to investigations

conducted by the FCA

and/or PRA on its/their own

behalf as
to investigations conducted in support

of a foreign regulator, such as the SEC,

it is not clearly
arguable that

it is

necessary to read

Principle 11

and

Fundamental Rule 7

more broadly for
the purposes

of disclosures

to the

SEC than

it is

read for

disclosures to

the FCA

and PRA.
Therefore, we do not

consider that Principle 11 and

Fundamental Rule 7 can

be relied upon to
override legal duties of confidentiality.

2.13

Equally,

a US

court order

is also

unlikely to

be sufficient

for this

purpose: it

was held

in
X AG

and
others v A bank
[1983] 2 All ER at 475 that a subpoena requiring disclosure issued by a foreign court
did not qualify as

compulsion by law

on the basis

that “[t]
he fact is that

confidentiality is not

rendered
illegal by a subpoena requiring disclosure, which is to be contrasted with some form of legislation to that end ”.
46

2.14

Finally,

as the

2021 MoU

lacks the

authority of

statute, is

very unlikely

to meet

this exception

and
should not be relied upon by UBSLB (though it

retains relevance in the context of the public interest
exception – please see paragraphs
2.15

to
2.22 below
).
Public interest
2.15

Determining whether the public interest exception applies

requires a balance to be struck between the
rights of the Rights Holders and

the public interest in the SEC

obtaining that information.
47

The test
to be

applied when

considering whether

confidentiality should

be breached

in favour

of freedom

of
expression is whether,

in all the circumstances,

it is in the

public interest that the

duty of confidence
should be breached.
48

2.16

Disclosure in the public interest has been narrowly construed by the English courts, and the burden is
for UBSLB to

justify disclosure of

confidential information
49

(rather than for

e.g. a customer

to justify
continued confidentiality).

The general position is

that voluntary disclosure,

including in relation to
disclosures

to

the

police

in

respect

of

suspicions

of

criminal

activity,

would

breach

the

duty

of
confidence other than as

permitted under statute,
50

indicating that there is

a high bar to

be met when
arguing that

a disclosure

was made

lawfully in

pursuit of

a greater

public interest.

Bankes LJ

suggested
in Tournier
that

national

security

concerns

would

meet

this

criterion,
51

while

Atkin

LJ

gave

the
example of disclosure in the interest of preventing fraud or crime.
52

2.17

However, there is well established

precedent for public

interest in effective

regulation and supervision
of

banking

institutions

outweighing

the

public

interest

in

maintaining

confidentiality

even

in

the
absence of

statutory authority.
53

This arguably

is a

continuation of Atkin

LJ’s

example in
Tournier
regarding the

prevention of

fraud or

crime.

In such

cases, the

weight of

the claim

for disclosure

is
greater when considering

limited disclosure,

such as to

a relevant authority

acting under its

own duties
of confidence, as opposed to public dissemination of information.
54

46
    In both
X AG and

others v A

Bank
[1983] All

ER 464 and

in
A v B

Bank

Unreported, 13

August 1990

(see Hirst J’s judgment

in the subsequent
case
of A and

Others v B

Bank v (Governor

and Company of

the Bank of

England intervening)

[1992] 3 WLR

705).

Whilst these are

banker’s
duty of

confidentiality cases

they are

of more

general application.

For the

general duty

of confidentiality:

E.g. a
subpoena duces tecum
issued by an English court, as confirmed in Loyd v Freshfield and Kaye, Gents. Two, &c

(1826) 172 E.R. 147 at 329.
47

AG v Guardian Newspapers (No 2) and Others [1990] 1 A.C. 109

(known as
Spycatcher ) at 268.
48

Prince of Wales v Associated Newspapers Ltd (CA)
[2007] 3 WLR at 68.

In the context of that case, it is relevant that

the test is not simply
whether the information

is a matter

of public

interest, as, unlike

disclosure to the

SEC, that

case involves

public dissemination

of information.
49

Price Waterhouse v BCCI Holdings (Luxembourg) SA

[1992] BCLC 583 at 597.
50

Tournier v National Provincial and Union Bank of England [1924] 1 KB 461 at 474.
51

Tournier v National Provincial and Union

Bank of England
[1924] 1 KB

461 at 485

at 473 where

Bankes LJ quotes

Lord Finlay’s judgement
in Weld-Blundell v Stephens [1920] A.C. 956   at 965 where “ danger to the state
” was given as

an example where an

exception could be made
to the duty of confidentiality.
52

Tournier v National Provincial and Union Bank of England [1924] 1 KB 461 at 486.
53

Price Waterhouse v BCCI Holdings (Luxembourg) SA

[1992] BCLC 583 at 596 and 601.
54

AG v Guardian Newspapers (No 2) and Others [1990] 1 A.C. 109

(known as
Spycatcher ) at 268.

0036335-0000808 UKO1: 2004471715.25

2.18

That there is a

public interest in banks making

adequate disclosures to foreign regulators is

reflected
in

the

FCA’s

Principle 11

and

the

PRA’s

Fundamental Rule

7, requiring

UBSLB to

“
deal

with its
regulators

in an

open and

cooperative way...
” which,

as

noted above,

cover disclosure

to

overseas
regulators such as the SEC.
55

Further evidence for this public interest is found in the existence of the
2021 MoU, which

relates to the

sharing of information such

as that contained in

the Covered Books
and

Records,

and

On-Site

Inspections,

in

recognition

of

the

public

interest

in

such

information
exchanges, as described at paragraph 25 thereof.
2.19

In an

example of

the application

of this

principle in

the context

of bank

confidentiality,

it has

been
held that

compliance with

a foreign

subpoena could

occur without

breaching the

duty of

confidentiality
on the basis of the public interest

exception.
56

This stands in contrast to the exception

for compulsion
of law, as discussed above.

2.20

It is assumed that disclosure

to the SEC is solely in

furtherance of the SEC’s supervisory mandate.

In
itself, on the

basis of the

points above, we consider

that this would

likely be sufficient

to establish a
public interest

in

disclosure, given

the

public interest

in

enabling effective

supervision of

financial
services business, including SBS business.

We further understand that such disclosure to the SEC is,
at

least

in

part

and/or

for

certain

types

of

records,

for

the

purposes

of

preventing

fraud

or

crime
(e.g. records

relating

to

transactions

and

persons

involved

in

transactions),

further

supporting

this
view.

2.21

Additionally,

there

is

close

alignment

in

the

intention

of

this

exception

and

the

public

interest
derogation established under

Article 49(1)(d) of the UK

GDPR as both essentially

require a balancing
exercise as regards competing

duties.
57

Whilst there is limited recent

case law on the

banker’s duty of
confidentiality, we anticipate that an English court

would follow a similar approach when addressing
these duties of confidentiality and the protection of personal data.

2.22

Therefore, the

reasons set

out here

and at
1.11 above

regarding the

application of

that derogation

under
the UK GDPR in the context of the

UK public interest in ensuring effective regulation is achieved in other

jurisdictions,

we

anticipate

UBSLB

would

be

able

to

rely

on

this

exception

to

the

duties

of
confidence in

permitting the

SEC to

access its

Covered Books

and Records

and to

conduct On-Site
Inspection of UBSLB.

In the interests of the bank
2.23

In

limited

cases,

disclosure

of

confidential

information

that

is

subject

to

the

banker’s

duty

of
confidentiality may

be permissible

where it

is in

the interests

of the

bank.

This exception

does not
apply to information that is subject to the general duty of confidentiality.

However, we consider that
this exception is available to information that is subject to both such duties, leaving only information
that does not relate

to customers (e.g.

information relating

to staff) beyond the

scope of this

exception.

2.24

It is clearly in the

interests of UBSLB to comply with

the SEC’s

requests.

However, the majority of
case law on this exception points to there being a high bar to meet.

2.25

In
X AG

and others

v A

Bank
[1983] All

ER 464

it was

held that

a bank

could not

comply with

a
subpoena

from

a

New

York

court

without

breaching

its

duty

of

confidentiality.

However,

in
considering arguments based on the banker’s own

interest, Leggatt J judged that it was not clearly in
the bank’s

own interests

to comply

with the

subpoena, as

the bank

would not,

as a

matter of

fact in
that particular case, face any

serious detriment for its

failure to comply.
58

In contrast, Bankes LJ

gave
the example

in
Tournier
of a

bank commencing

an action

against a

customer where

the customer’s
overdraft is in arrears, acknowledging that, in

that situation, the banker would be able

to disclose the
55
    Principles for Business   section of the FCA Handbook at   l. l.6G .
56

Pharaon v

Bank of

Credit and

Commerce International

SA

[1998] 4

All E.R.

455, a

banker’s duty

of confidentiality case,

which is also
applicable to the general duty of confidentiality.
57
    As for the balancing approach to confidentiality claims: X AG v A Bank

[1983] 2 All ER 464 at 478.
58

X AG and others v A bank

[1983] 2 All ER at 475.

0036335-0000808 UKO1: 2004471715.25

amount

of the overdraft in its claim.

These cases suggest that the bank’s own interest exception will be construed

narrowly and

the court

will take

a view

on whether

the bank’s own

interests are

genuinely
threatened

by

non-disclosure.

In

the

context

of

requests

by

the

SEC,

it

is

assumed

that

failure

to
comply could

result in

enforcement action and

potentially even the

cessation of UBSLB’s

ability to
conduct

SBS

business

in

US

markets.

Accordingly,

it

is

expected

that

UBSLB

may

face

serious
detriment for a failure to comply

with the SEC’s

demands, and so this exception may

be available to
UBSLB.
2.26

However, to

rely on

this exception,

UBSLB must balance

its interests

in complying

with the

SEC’s
disclosure request against

the competing interest

of its customers

in the banker’s

duty of confidence
being maintained,

and UBSLB

must satisfy

itself that

those interests

do not

outweigh its

own. This
would

need

to

be

assessed

on

a

case-by-case

basis.

Due

to

the

differing

circumstances

of

each
customer,

this

exception

is

perhaps

less

likely

to

provide

a

consistent

basis

on

which

to

provide
information to the SEC than the public interest exception considered above.
3.

PRIVACY

AND HUMAN RIGHTS
Misuse of private information
3.1

Where

Covered

Books

and

Records

do

not

contain,

and

On-Site

Inspection

would

not

reveal,

any
relevant forms of information, an action for misuse of private information will not be able to prevent
the sharing of information with the

SEC.

Considering the nature of the Covered Books

and Records
(e.g. transaction

data

such

as

volumes

and

prices),

and

the

focus

of

actions

for

misuse

of

private
information

(as

explained

below),

it

is

likely

that

many,

and

perhaps

most,

aspects

of

information
disclosed to the SEC required will not fall within scope of this action.
3.2

There is no stand-alone basis

to bring a claim for

‘invasion of privacy’ under

English law.
59

However,
since 2004,

the English courts have

recognised a cause of action

for ‘misuse of private

information’.
60

This addresses a different

component of privacy to the

protection of confidentiality (which relates to
the secrecy of private information), namely the prevention of intrusion into an individual's privacy.
61

(a)

An action for misuse of private information extends

the law regarding a breach of confidence
as

it

does

not

require

that

the

information

is

confidential
62

as

such

an

action

can

relate

to
information that is to some extent already in the public domain.
63

(b)

An action for

misuse of private

information can be brought

where the information is

private
(i.e. the

person

in

question had

a

reasonable expectation

of

privacy)
64

and

that

privacy has
been breached.

It is not necessary

that the disclosure of

private information is conducted

with
an intention of dishonesty, malice,

or bad faith.
65

Further, a reasonable expectation

of privacy
is very unlikely

to exist where

valid consent to

disclosure of the

relevant information

has been
given.
66

3.3

In

the

context

of

the

SEC’s

ability

to

access

Covered

Books

and

Records

and

to

conduct

On-Site
Inspections of UBSLB, it is anticipated that most information that would be subject to such exercises and which relates to

a person other than

UBSLB would properly fall

to be addressed by

an action in
confidence

regarding

secret

information

rather

than

an

action

in

misuse

of

private

information.

Information that is both confidential and private will be subject to the restrictions on confidential and
59

Wainwright v Home Office

[2003] A.C. 4.6 at 424.
60

Campbell v MGN

[2004] 2 A.C. 457 at 464.
61

PJS v News Group Newspapers Ltd

[2016] A.C. 1081 at 1108.
62
    As is required to establish a case in confidence –   AG v Guardian Newspapers (No 2) and Others [1990] 1 A.C. 109

(known as
Spycatcher )
at 282.
63

PJS v News Group Newspapers Ltd

[2016] A.C. 1081 at 1100.
64

Campbell v MGN

[2004] 2 A.C. 457 at 466.
65

Duchess of Sussex v Associated Newspapers Ltd

[2020] E.M.L.R. 21 at 423.
66

Murray v Express Newspapers plc and another

[2009] Ch. 481 at 501.

0036335-0000808 UKO1: 2004471715.25

the restrictions on private information.

Please see section
2 above

regarding the ability of UBSLB to
share confidential information with the SEC.
3.4

In essence,

an action for

misuse of private

information seeks to

establish a right

of action

that gives
effect to

the right

to privacy

enshrined in

Article 8

of the

European Convention

on Human

Rights.

Therefore,

to

the

extent

that

the

ability

of

UBSLB

to

share

information

with

the

SEC

would

be
restricted by a

right to privacy,

beyond duties of

confidence, please refer

to the below

regarding the
right to privacy.
Right to privacy
Scope
3.5

Article 8

of the

European Convention

on Human

Rights, confers

a general

right to

“
respect

for his
private and family life, his

home and his correspondence
” ( Article 8
).

This right is established

in UK
law

pursuant

to

section

1(2)

of

the

Human

Rights

Act

1998

(
HRA
).

Sections

6(1)

and

(3)

HRA
establish that a

UK court

cannot act

in a way

that is incompatible

with Article 8

(and other

rights under
the European Convention on

Human Rights).

The effect of this is

that a court must

take Article 8 into
account, even if the action is one among private parties.
67

3.6

However, Article 8 of the Convention does not in itself give rise to a free-standing cause of action
68

–
instead an

action in

misuse of

private information,

a breach

of confidence

or other

legal obligation,
such

as

under

the

UK

GDPR,

must

be

brought,

and the

court

will

then

be

obliged

to

consider the
application of Article 8.

3.7

Rights of privacy clearly

apply to natural persons.

In certain situations, but

not as yet under

the HRA,
legal persons have been held to benefit from a right to privacy in certain situations.
3.8

Companies

have

been

held

to

enjoy

privacy

rights

in

certain

situations.

For

example,

in
R

v
Broadcasting Standards Commission ex

parte British

Broadcasting Corporation

[2000] 3 All

ER 989,
which related

to a complaint

under the Broadcasting

Act 1996

regarding infringement

of privacy

made
against the BBC by

a company,

the Court of

Appeal held that companies,

as well as individuals,

are
entitled to

protection from

unwarranted infringement

of

their

privacy under

that Act.

Although the
case arose prior to

the implementation of the HRA,

the European Convention on Human

Rights was
taken into account.

Furthermore, the European Court

of Human Rights assumed

in a September 2014
case that the reputation of a company fell under the notion of private life under Article

8.
69

3.9

However,

we anticipate

that the

courts will

be slow

to apply

Article 8

considerations to

businesses
other than as

a last resort.

This is in

part because businesses

are more likely than

natural persons to
have the means

to maintain their

privacy and in

part because of

the likelihood that

actions under duties
of confidence will provide adequate protection.
Application and exceptions
3.10

Article 8 is a qualified right,

meaning that it can be breached

in accordance with Article 8(2) – that

is,
where doing so is:
(a)

in accordance with the law;
(b)

is necessary in a democratic society; and
67

Campbell v MGN

[2004] 2 A.C. 457 at 465.
68

Venables and another v News Group Newspapers Ltd and others

[2001] EWHC QB 32 [2001] 2 W.L.R. 1038 at 446.
69

Firma EDV Für Sie, EFS Elecktronische Datenverarbeitung Dienstleistungs

GMBH v Germany

Application 32783/08.

0036335-0000808 UKO1: 2004471715.25

(c)

in the interests

of national security,

public safety or the

economic well-being of the

country,
for

the

prevention

of

disorder

or

crime,

for

the

protection

of

health

or

morals,

or

for

the
protection of the rights and freedoms of others (i.e. a legitimate aim).
3.11

For

the

reasons

set

out

below,

we

consider that

each criterion

is

likely

to

be met

in

respect

of

the
provision of information

contained in Covered

Books and Records

to the SEC

and in permitting

the
SEC to conduct On-Site Inspections.
(a)

In accordance with the law
(i)

This criterion is intended to prevent arbitrary intrusion into private life.

(ii)

This criterion has two

aspects: the measure complained about

must have some

basis
in

domestic

law,

whether

that

is

statute

or

common

law,

and

secondly,

that

the
domestic law

has to

be sufficiently

precise so

that an

individual can

foresee with

a
reasonable degree of certainty the consequences of their actions or the circumstances in which the authority may take a particular course of action.
70

(iii)

As the HRA provides that Article 8 must

be applied by the courts, rather than taking
direct effect against UBSLB itself, the

relevant consideration is legal basis on which
the court would allow Article 8 to be breached.
(iv)

Regarding the first

aspect, UBSLB

is obliged to

comply with

the FCA’s general rules,
which

are set

out

in

the

FCA Handbook.
71

These include

the

FCA’s

Principle 11,
which obliges

UBSLB to

“
deal with

its regulators in

an open

and cooperative

way...
”.

It is

noted in the

FCA’s

related guidance that

this includes

overseas regulators such
as the SEC.
72

The PRA’s

Fundamental Rule 7 also creates

a parallel and equivalent
obligation on UBSLB
73

and it is considered

that these regulatory requirements

extend
to covering private

information.
74

As a result,

in permitting disclosure

to the SEC,

the
court would be acting in support of UBSLB’s

legal obligations under FCA and PRA
rules, giving the court’s actions a basis in domestic law.
(v)

The second

aspect in

effect requires

that the

domestic law

cannot be

so broad

as to
enable arbitrary action.

In determining whether to allow

information to be provided
to the SEC, the court would have to balance the relevant duty of confidence with the
merits

of

permitting disclosure.

These duties

of

confidence establish

limits

on the
court’s actions, thus preventing arbitrary action by the court.
(b)

Necessary in a democratic society
(i)

This criterion is

intended to

ensure the proportionality

of an intrusion

into private life.

(ii)

To meet this criterion, there

must be a “
pressing social need
” for the

interference, and
the interference must be proportionate

to that need.
75

As regards each, please refer to
paragraphs
2.15

to
2.22 above,

which set

out the

basis on

which there

is

a need

to
provide in-scope information to the SEC in the

context of UBSLB’s conduct

of SBS
business.
70

Malone v UK

[1984] ECHR 10 at 68.
71

These are rules published

by the FCA in

the exercise of its

power under section 137A

of FSMA and

enforceable by the FCA

pursu
ant to
Part XIV of FSMA.
72
    Principles for Business   section of the FCA Handbook at   l. l.6G .
73

The PRA Rulebook is established

in the exercise of

its power under section 137G of

FSMA and enforceable by the

PRA pursuant t
o Part
XIV of FSMA.
74

Unlike the

application of these

regulatory requirements to

confidential information (per

paragraph
2.12(b)
), there

are no

specific powers
available to the

FCA and PRA

to oblige UBSLB

to provide them

with private (as

opposed to confidential)

information in furtherance

of
investigations conducted by the

FCA and/or PRA (including

investigations conducted in support

of a foreign

regulator, such as

the SEC)
and so no similar limit is implied into the scope of the requirements under Principle 11 and Fundamental Rule 7.
75

Dudgeon v UK

(1982) 4 E.H.R.R. 149 at 164.

0036335-0000808 UKO1: 2004471715.25

(c)

In pursuit of a legitimate aim
(i)

This criterion is intended to ensure that the purpose of an intrusion into private life is
adequately serious so as to justify the intrusion.

(ii)

We

are

not

aware

of

any

case

law

regarding

this

criterion

which

is

directly

or
comparably applicable

in

this context.

However,

we consider

that it

is reasonable,
given the

purpose for

which the

SEC seeks

information from

UBSLB, to

conclude
that legitimate

aims

are established

in

the

prevention of

disorder or

crime (such

as
money laundering) and

even, in more

extreme cases (e.g. where

information is used
for counter-terrorist financing purposes), for national security reasons.
76

76
    It could also arguably be for the purpose of the economic well - being of the UK, insofar as enabling trading activity in SBSs in US markets has such a benefit, though this is likely too limited a benefit to be sufficient to meet this criterion.

0036335-0000808 UKO1: 2004471715.25

ANNEX 2
ASSUMPTIONS
This opinion relies on the following assumptions:
1.

UBS AG, including UBSLB,

has a “prudential regulator”

as defined by Section

3 of the US

Securities
Exchange Act

of

1934 (the
Securities

Exchange Act
).

As

such,

the

Covered Books

and

Records
considered in

this opinion

are limited

to what

a prudentially

regulated SBSD

must be

able to

share
with the SEC.

2.

Additionally, in accordance with SEC Guidance at

85 FR 6297, books and records pertaining to SBS
transactions entered into prior to

the date that UBSLB

submits an application for registration

are not
Covered Books and Records.

3.

Where transfers of

personal data are

made to the

SEC in the

absence of an

adequacy determination,
and

in

alignment with

the

view

expressed in

the

ICO Letter,

such

disclosure will

be

necessary for
important

reasons of public

interest. Such disclosure

will be made

in compliance with

Articles 44
et
seq

of the UK GDPR and limited to what is necessary for the purpose of the transfer (i.e. compliance with the

principle of

data minimisation,

e.g. by

applying less

intrusive processing

activities such

as
redaction).
4.

UBSLB

has

obtained

any

necessary

prior

consent

of

the

persons

(e.g
.
,

counterparties,

employees)
whose information is or will be included

in Covered Books and Records in order to

provide the SEC
with

access

to

its

Covered

Books

and

Records

or

to

allow

On-Site

Inspections,

to

the

extent,

as
considered in this opinion,

such consent would constitute

valid consent and such

consent has not been
withdrawn.

Insofar as Covered Books

and Records relate to

employees of UBSLB, such

employees
are “associated

persons” of

UBS for

purposes of

17 CFR

§ 240.18a-5(b)(8)

who have

agreed to

sharing
of their personal/employment

information with the SEC

in the event of a

request for information from
the SEC.

5.

The SEC will restrict

its information requests

for, and use of, any information

pursuant to its access

to
Covered Books

and Records and

On-Site Inspections to

only the

information that

it requires

for the
legitimate and specific purpose of fulfilling

its regulatory mandate and responsibilities by

evaluating
compliance with

legal obligations

designed to

ensure the proper

legal administration

of SEC-regulated
firms (which includes regulating,

administering, supervising, enforcing

and securing compliance with
the

securities or

derivatives laws

in its

jurisdiction) and

to

prevent and/or

enforce against

potential
illegal behaviour.

6.

Similarly, UBSLB will ensure that its disclosures

are compliant with the data

protection principles set
out

in

Article

5

of

the

EU

GDPR

and

the

UK

GDPR.
77

We

understand

that

UBSLB’s

general
experience in responding to information requests from the

SEC (or other US and non-US regulators)
leads it to maintain a belief, which it considers to be reasonable, that UBSLB can and (subject to any
changes

in

applicable

law

and

regulation

and/or

the

approach

of

relevant

regulators,

including

the
ICO) will continue

to be able to comply with these data

protection principles in the course of

making
disclosures of the sort required when providing access

to Covered Books and Records and submitting
to On-Site Inspection.
78

7.

It is the SEC's

practice to limit the type

and amount of personal data

it requests during examinations
to targeted

requests based

on risk

and related

to specific

clients and

accounts, and

employees.

The
requested

information

may

include

some

limited

criminal

records

data

and

‘special

category

data’
under the GDPR (as described in paragraph
1.2

of
Annex 1

to this opinion).

We understand that

this
aligns with UBSLB’s general experience

in responding to information

requests from the SEC,

leading
it to

maintain a

belief, which

it considers

to be

reasonable, that

this assumption

is, and

will remain,
77
    These principles are set out in
Annex 1

at paragraph
1.8.

78
    See the SEC   G uidance at 85 FR 6298 .

0036335-0000808 UKO1: 2004471715.25

accurate

(subject

to

any

changes

in

applicable

law

and

regulation

and/or

the

approach

of

relevant
regulators, including the ICO).
79

8.

Information, data and documents received

by the SEC are

maintained in a secure manner

and, under
strict

US

laws

of

confidentiality,

information

about

individuals

cannot

be

onward

shared

save

for
certain

uses

publicly disclosed

by

the

SEC, including

in

an

enforcement proceeding,

pursuant to

a
valid and non-exempt US Freedom of

Information Act (
FOIA ) request,
80

pursuant to a lawful request
of the

US Congress

or a

properly issued

subpoena, or

to other

regulators who

have demonstrated

a
need for the information and provide assurances of confidentiality.
9.

UBS AG does not include the information

described in 17 C.F.R. §§.18a-5(b)(8)(i)(A) through (H) or
240.18a-5(a)(10)(i)(A)

through

(H),

as

the

case

may

be,

in

questionnaires

or

applications

for
employment

executed

by

an

associated

person

who

is

not

a

US

Person

(as

defined

in

17

C.F.R.
§240.3a71-3(a)(4)(i)(A)), unless UBS

AG is required to

obtain such information under

applicable law
in the jurisdiction in which

the associated person is employed

or located or obtains such

information
in conducting a background check that is customary for UBS AG in that jurisdiction and the creation
or maintenance of records reflecting that information

would not result in a violation of applicable

law
in the jurisdiction in which the associated person is employed or located.
79
    See the SEC   G uidance at 85 FR 6298
. This assumption also aligns with the information

that we understand was provided by the SEC

to the
ICO per page 2 of the ICO Letter.
80

We

do not

give any

views in

the opinion

to matters

of US

l
aw,

though we

understand that

information can

be
made public

pursuant to
requests under

the US

FOIA, and

that certain

information is

exempt from

such requests,

including (among

others): (1)

a trade

secret or
privileged or confidential commercial or financial information obtained from a person; (2) a

personnel, medical, or similar file the

release
of which would constitute a clearly unwarranted invasion of personal privacy; (3) information compiled for law enforcement purposes, the release of which (a) could reasonably be expected to interfere with law enforcement proceedings;

(b) would deprive a person of a right to a
fair trial or an impartial adjudication; (c) could reasonably be expected to constitute an unwarranted invasion of personal privacy; (d) could
reasonably

be

expected

to

disclose

the

identity

of

a

confidential

source;

(e)

would

disclose

techniques,

procedures,

or

guidelines

for
investigations or prosecutions;

or (f) could

reasonably be expected

to endanger an

individual's life or

physical safety; (4)

contained in or
related to examination, operating, or condition reports about financial institutions that the SEC regulates or supervises.

0036335-0000808 UKO1: 2004471715.25